                                                                   Exhibit 10.15

                 PRUDENTIAL SEVERANCE PLAN FOR SENIOR EXECUTIVES
                       (Effective as of June 16, 2000, and
                  Amended and Restated as of December 18, 2000)

     The Prudential Severance Plan for Senior Executives (the "Plan") was established by The Prudential Insurance Company of America (the "Company"), effective as of June 16, 2000, and is hereby amended and restated as of December 18, 2000. The Plan is intended to be, and shall be administered as, an employee welfare benefit plan as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended.

                               Section 1 - Purpose
                               -------------------

     1.1 Except as otherwise provided in the Plan, this Plan does not provide severance pay to any terminated Employee as a matter of right, and neither the Company nor any Affiliated Company otherwise provides severance pay to terminated Employees as a matter of right.

     1.2 Except as otherwise provided in the Plan, whether or not severance pay, if any, is to be paid to a terminated Employee is a matter solely within the discretion of the Company.

     1.3 The purpose of this Plan is to define those circumstances under which the Company may pay severance to Eligible Employees.

                             Section 2 - Definitions
                             -----------------------

     2.1 "Affiliated Company" means any corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes the Company, any trade or business (whether or not incorporated) which is under common control with the Company (within the meaning of Section 414(c) of the Code), any organization included in the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Company, and any other entity required to be aggregated with the Company pursuant to regulations promulgated under Section 414(o) of the Code. Any such entity shall be treated as an Affiliated Company only for the period while it is a member of the controlled group or considered to be in such common control group.

     2.2 "Appeals Committee" means the committee that has been appointed pursuant to Section 2.2 of the Prudential Severance Plan, which shall review and make decisions on all appeals on denied claims for benefits pursuant to Section 5.3(b) of the Plan.

     2.3 "Base Pay" means Base Pay as defined in Section 2704(b) of the Prudential Retirement Plan, as of the date of the Eligible Employee's Eligible Termination.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Cause" means the following (as determined by the Company it its sole discretion): dishonesty, fraud or misrepresentation; inability to obtain or retain appropriate licenses; violation of any rule or regulation of any regulatory agency or self-regulatory agency; violation of any policy or rule of the Company or any Affiliated Company; commission of a crime; or any act or omission detrimental to the conduct of the business of the Company or any Affiliated Company.

     2.6 "Claims Committee" means the committee that has been appointed by the Compensation Committee of the Board pursuant to Section 5.1 of the Prudential Severance Plan, which shall review and make decisions on all claims pursuant to
Section 5.3(a) of the Plan.

     2.7  "Code" means the Internal Revenue Code of 1986, as amended.

     2.8  "Company" means The Prudential Insurance Company of America.

     (a) 2.9 "Eligible Compensation" means the sum of the following for the Eligible Employee as of the date of the Eligible Termination:

          (i)   Base Pay;

          (ii) the total of the most recent three years' annual incentive payments, if any, made to the Eligible Employee under The Prudential Annual Incentive Plan, as amended (or the equivalent thereof as determined by the Company in its sole discretion), divided by three; provided, however, that if the Eligible Employee has been eligible for only one or two such payments during such recent three-year period, the total of such payments shall be divided by one or two, respectively, instead of three; and provided further, however, that if, in any of such years being considered, the Eligible Employee has been eligible to be considered for the payment of such an amount and such amount is determined to be zero under such plan, such zero amount will be counted for the purpose of this calculation; and

          (iii) the amount, if any, that would be payable to the Eligible Employee at plan under the Prudential Long-Term Performance Unit Plan that is payable immediately after the date of the Eligible Employee's Eligible Termination.

     2.10 "Eligible Employee" means an Employee of a Participating Company who at the time he or she incurs an Eligible Termination is an Employee performing services in the United States for a Participating Company.

     2.11 "Eligible Termination" means an Employee's involuntary termination of employment with a Participating Company due to (i) the closing of an office or business location, (ii) a reduction in force, (iii) a downsizing, (iv) the restructuring, reorganization or reengineering of a business group, unit or department, or (v) a job elimination; provided, however, that a termination of employment with a Participating Company for any of the following reasons shall not constitute an Eligible Termination:

     (A) transfer of any Employee to any (1) Affiliated Company, or (2) entity which is controlled by the Company through the ownership of a majority of its voting stock (or other equivalent ownership interest), either directly or indirectly through one or more intermediaries;

     (B) voluntary termination of employment, unless the termination results from:

          (1) the Employee's participation in a voluntary separation program of a business group, unit or department; or

          (2) the Employee's rejection of an offer of a new job with the Company, an Affiliated Company or an entity which is controlled by the Company through the ownership of a majority of its voting stock (or other equivalent ownership interest), either directly or indirectly through one or more intermediaries, under circumstances where his or her current job is no longer available (such as, the job was eliminated, the job or its scope was changed significantly, or the business location of the job has changed), where (a) the new position has base salary plus annual bonus at par (or the equivalent thereof) of less than 80% of the base salary plus annual bonus at par (or the equivalent thereof) of the current job, or (b) the commuting distance from the center of the Employee's town of residence to the center of the town of the new job's location is more than 49 miles, as determined by the Company in its sole discretion;

     (C) voluntary retirement;

     (D) death;

     (E) Cause;

     (F) inability to perform the basic requirements of his or her position with or without reasonable accommodation due to physical or mental incapacity and after the Employee's short-term disability benefits have expired under the terms of The Prudential Welfare Benefits Plan; or

     (G) failure to return from an approved leave of absence.

Eligible Termination also shall not include an Employee's termination of employment with a Participating Company as a result of a court decree, outsourcing, sale (whether in whole or in part, of stock or assets), merger or other combination, spin-off, reorganization, or liquidation, dissolution or other winding up involving any Participating Company if such Employee receives a job offer from any employer that is involved in such outsourcing, sale, merger or other combination, spin-off, reorganization, or liquidation, dissolution or other winding up.

     2.12 "Employee" means any individual who is compensated by the Company or an Affiliated Company for services actually rendered as a regular full-time or regular part-time (but not a temporary) common law employee and who, at the time of the Eligible Termination, has attained one of the following levels or grades at the Company (or the equivalent of such level or grade as determined by the Company in its sole discretion): a level 82 or a grade 5, a level 84 or a grade 4, or a level 86 or a grade 3 or 2; provided, however, that:

     (i) any such employee (A) who is a sales employee covered by the terms of a collective bargaining agreement, (B) who is a non-management sales force employee employed in Individual Financial Services Retail and/or Prudential Property and Casualty Insurance Company and/or its affiliates (or in any successor organizations thereto) and who (I) is in training, pre-production, or (II) has been appointed to sell Company products, (C) who is a marketing assistant employed in Individual Financial Services Retail and/or Prudential Property and Casualty Insurance Company and/or its affiliates (or in any successor organizations thereto), or (D) whose level or grade at the Company or at an Affiliated Company is more senior than level 86 or grade 2 at the Company (or its equivalent as determined by the Company in its sole discretion);

     (ii) any individual who performs services for the Company or an Affiliated Company but is not treated by the Company or the Affiliated Company, as the case may be, at the time of performance of services as an employee for federal tax purposes (regardless of any subsequent recharacterization); and

     (iii) any statutory employee of the Company or an Affiliated Company under Code Section 3121(d)(3);

shall not be an Employee (or eligible for benefits) under the Plan.

     2.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     2.14 "Participating Company" means (a) the Company, (b) any U.S. Affiliated Company that (i) participates in The Prudential Retirement Plan, or (ii) adopts the Plan by action of its own board of directors (or if the Affiliated Company does not have a board of directors, by other appropriate action), with the consent of the Company, and (c) The WMF Group, Ltd. or its successor that is a U.S. Affiliated Company.

     2.15 "Plan" means this Prudential Severance Plan for Senior Executives, as from time to time amended.

     2.16 "Prudential Retirement Plan" means The Prudential Retirement Plan Document, a component of The Prudential Merged Retirement Plan, as amended, but not including the Prudential Securities Incorporated Cash Balance Pension Plan Document, a component of The Prudential Merged Retirement Plan.

     2.17 "Agreement and General Release" means a written document that includes a release of rights and claims from an Eligible Employee in a form that is satisfactory to, and approved by, the Company.

     2.18 "Severance Pay" means the amount, if any, payable under Section 4 of the Plan to an Eligible Employee.

     2.19 "Week of Eligible Compensation" means one fifty-second (1/52) of the Eligible Employee's Eligible Compensation.


                       Section 3 - Grant of Severance Pay
                       ----------------------------------

     3.1 As to each Eligible Employee who has an Eligible Termination, Severance Pay will be granted to such Eligible Employee in an amount determined in accordance with Section 4.1 or Section 4.2 of the Plan, as the case may be.

     3.2 As to each Eligible Employee who has an Eligible Termination, the determination of whether Severance Pay in addition to that provided under
Section 4.2(i) of the Plan will be granted to any Eligible Employee (or category or group of Eligible Employees as defined by the Company) shall be made in the sole discretion of the Company; provided, however, that as to an Eligible Employee who is a level 82 or a grade 5, or a level 84 or a grade 4 at the Company (or the equivalent of each such level or grade as determined by the Company in its sole discretion) at the time of the Eligible Termination, in the event that the Compensation Committee of the Board has reserved this discretion to itself by means of a written resolution in accordance with the requirements of the Company's by-laws and the Plan, such determination shall be made in the sole discretion of the Compensation Committee of the Board; and provided further, however, that as to an Eligible Employee who is a level 86 or a grade 3 or 2 at the Company (or the equivalent of such level or grade as determined by the Company in its sole discretion) at the time of the Eligible Termination, in the event that the Board has reserved this discretion to itself by means of a written resolution, such determination shall be made in the sole discretion of the Board.

     3.3 Agreement and General Release. Any Severance Pay payable to an Eligible
         -----------------------------
Employee under the Plan shall be conditioned upon the Eligible Employee signing an Agreement and General Release and not exercising his or her right of revocation under the Agreement and General Release. Any grant of Severance Pay shall be null and void upon an Eligible Employee's failure to sign, or subsequent revocation of, such Agreement and General Release. Any breach by an Eligible Employee of an Agreement and General Release upon which any grant of Severance Pay has been conditioned shall give the Company the right to terminate any payment otherwise due and/or to the return of such Severance Pay, in addition to any other remedy the Company may have.

              Section 4 - Determination of Amount of Severance Pay
              ----------------------------------------------------

     4.1 Amount of Severance Pay from Schedule. Except as otherwise provided in
         -------------------------------------
Section 4.2 and/or Section 4.3 of the Plan, as to each Eligible Employee who has an Eligible Termination, Severance Pay will be granted to such Eligible Employee in an amount equal to the product of the Eligible Employee's Week of Eligible Compensation and the number of weeks determined in accordance with the schedule in Appendix A of the Plan (with the result rounded up to the next higher $100 increment, unless the result is already a multiple of $100).

     4.2 Minimum Amount of Severance Pay. Except as otherwise provided in
         -------------------------------
Section 4.3 of the Plan, if the total amount of Severance Pay determined under
Section 4.2(i) and Section 4.2(ii) of the Plan exceeds the amount of Severance Pay otherwise determined under Section 4.1 of the Plan, such greater amount shall be payable to the Eligible Employee.

     (i) Under the Schedule. As to each Eligible Employee who has an Eligible
         ------------------
Termination, Severance Pay will be granted to such Eligible Employee in an amount equal to the product of the Eligible Employee's Week of Eligible Compensation and the number of weeks determined in accordance with the following schedule (with the result rounded up to the next higher $100 increment, unless the result is already a multiple of $100):

   ----------------------------------- ---------------------------------
     LEVEL OR GRADE AT THE COMPANY
          (OR ITS EQUIVALENT)                  NUMBER OF WEEKS
   ----------------------------------- ---------------------------------
            Level 82 or Grade 5                         52
   ----------------------------------- ---------------------------------
            Level 84 or Grade 4                         52
   ----------------------------------- ---------------------------------
          Level 86 or Grade 3 or 2                      52
   ----------------------------------- ---------------------------------

     (ii) Discretionary Amount. As to each Eligible Employee who has an Eligible
          --------------------
Termination, the Company shall determine, in its sole discretion, the amount of Severance Pay, if any, in addition to that provided under Section 4.2(i) of the Plan that shall be granted to an Eligible Employee, subject to the following limitation: such additional Severance Pay shall not exceed the product of the Eligible Employee's Week of Eligible Compensation and 26; provided, however, that as to an Eligible Employee who is a level 82 or a grade 5, or a level 84 or a grade 4 at the Company (or the equivalent of each such level or grade as determined by the Company in its sole discretion) at the time of the Eligible Termination, in the event that the Compensation Committee of the Board has reserved this discretion to itself by means of a written resolution in accordance with the requirements of the Company's by-laws and the Plan, such determination shall be made in the sole discretion of the Compensation Committee of the Board; and provided further, however, that as to an Eligible Employee who is a level 86 or a grade 3 or 2 at the Company (or the equivalent of such level or grade as determined by the Company in its sole discretion) at the time of the Eligible Termination, in the event that the Board has reserved this discretion to itself by means of a written resolution, such determination shall be made in the sole discretion of the Board.

     4.3 Offsets and Maximum Amount of Severance Pay. Any Severance Pay payable
         -------------------------------------------
under Section 4.1 or Section 4.2 of the Plan, as the case may be, shall be reduced by the following (with the result rounded up to the next higher $100 increment, unless the result is already a multiple of $100):

          (i) as to any Eligible Employee who has attained eligibility for an Additional Retirement Benefit under Article XXVII of the Prudential Retirement Plan, the Base Amount of such Additional Retirement Benefit as defined in Section 2704(a) under the Prudential Retirement Plan;

          (ii) any severance payment under the Prudential Severance Plan and/or the Prudential Severance Plan for Executives;

          (iii) as to any Eligible Employee who is employed in the Alternative Dispute Resolution area of the Policyowner Relations Division of Operations and Systems and has received a completion bonus, the amount of such completion bonus; and

          (iv) any separation or other similar benefits of any kind from the Company or any Affiliated Company or any plan or program sponsored by the Company or any Affiliated Company (including, but not limited to, any separation provisions under an employment agreement and/or an offer letter);

for the same or a previous termination of employment, as determined by the Company in its sole discretion; provided, however, that any such reduction will not be made more than once under the Plan and under any other separation or other similar benefits of any kind from the Company or any Affiliated Company or any plan or program sponsored by the Company or any Affiliated Company (including, but not limited to, the Prudential Severance Plan, the Prudential Severance Plan for Executives and any separation provisions under an employment agreement and/or an offer letter), as determined by the Company in its sole discretion.

Notwithstanding anything to the contrary in the Plan, in no event, however, may the Severance Pay granted to any Eligible Employee under the Plan (and under any other plan or program of the Company and/or a Participating Company that provides severance benefits, including, but not limited to, the Prudential Severance Plan and/or the Prudential Severance Plan for Executives, as determined by the Company in its sole discretion) for a given Eligible Termination exceed the maximum permitted for employee welfare benefit plans such as the Plan under Section 2510.3-2(b)(1)(ii) of Title 29 of the Code of Federal Regulations (or any successor thereto).

     4.4 Reductions of Severance Pay. Any Severance Pay which the Company may
         ---------------------------
grant to an Eligible Employee may, in the sole discretion of the Company, be reduced by any amounts owed by the Eligible Employee to the Company or the Participating Company. The Eligible Employee's right to receive such Severance Pay is conditioned upon his or her agreement to execute any documents deemed necessary or appropriate by the Company to reduce the Severance Pay by any such amounts owed.

     4.5 Repayment of Severance Pay upon Rehire. If an Eligible Employee who has
         --------------------------------------
incurred an Eligible Termination and been granted Severance Pay is rehired by any Participating Company or Affiliated Company, the payment of Severance Pay shall terminate immediately on the date of such rehire, and the Company may, in its sole discretion, require the Eligible Employee to return any or all amounts of Severance Pay that have been paid to the Eligible Employee.

     4.6 Form of Payment of Severance Pay, and Taxes. Payment of any Severance
         -------------------------------------------
Pay will be made in a lump sum as soon as practicable after the date of the Eligible Employee's Eligible Termination, but not sooner than after receipt by the Company of a fully executed Agreement and General Release and the exhaustion of any revocation period thereunder. The Participating Company shall withhold from any payments made pursuant to the Plan such amounts as may be required by federal, state or local law.

                  Section 5 - Interpretation and Administration
                  ---------------------------------------------

     5.1 The Company and/or the Claims Committee, as the case may be, shall maintain such procedures and records as each deems necessary or appropriate. The plan year for keeping the records of the Plan shall be the calendar year. Notwithstanding anything in the Plan to the contrary, whenever the Company takes any action under the Plan, it shall do so as an exercise of a settlor function and shall not be acting as a fiduciary.

     5.2 The Claims Committee, which shall be the Plan administrator, shall have the exclusive right, power and authority to interpret, in its sole discretion, any and all provisions of the Plan; and to consider and decide conclusively any questions (whether of fact or otherwise) arising in connection with the administration of the Plan or any claim for Severance Pay arising under the Plan. Any decision or action of the Company or the Claims Committee, as the case may be, shall be conclusive and binding.

     5.3 (a) Claims. All inquiries and claims respecting the Plan shall be in
             ------
writing directed to the Claims Committee at such address as may be specified from time to time. In accordance with Section 5.4 of the Plan, the Claims Committee may appoint itself, one or more of its number, or any employee in the Human Resources Department of the Company to hear claims for benefits. In the case of a claim respecting benefits paid or payable to an Eligible Employee, a written determination granting or denying the claim shall be furnished to the claimant within 90 days of the date on which the claim is filed. If special circumstances, including, but not limited to, the advisability of a hearing, require a longer period, the claimant will be notified in writing, prior to the expiration of the 90-day period, of the reasons for an extension of time; provided, however, that no extensions will be permitted beyond 90 days after expiration of the initial 90-day period. A denial or partial denial of a claim shall be dated and signed by the Claims Committee and shall clearly set forth the following information:

     (i)   the specific reason or reasons for the denial;

     (ii) specific reference to pertinent Plan provisions on which the denial is based;

     (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (iv) an explanation of the review procedure set forth in Section 5.3(b) of the Plan.

If no written determination is furnished to the claimant, then the claim shall be deemed denied and the review procedure described in Section 5.3(b) of the Plan will become available to the claimant.

     (b) Appeals. A claimant may obtain review of an adverse benefit
         -------
determination by filing a written notice of appeal with the Appeals Committee within sixty (60) days after the determination date or, if later, within sixty
(60) days after the receipt of a written notice denying the claim. Thereupon the Appeals Committee shall appoint one or more persons in accordance with Section
5.4 of the Plan who shall conduct a full and fair review, which shall include the appellant's right:

     (i)   to be represented by a spokesman;

     (ii) to present a written statement of facts and of the appellant's interpretation of any pertinent document, statute or regulation; and

     (iii) to receive a prompt written decision clearly setting forth findings of fact and the specific reasons for the decision written in a manner calculated to be understood by the appellant and containing specific references to pertinent Plan provisions on which the decision is based.

A decision shall be rendered no more than sixty (60) days after receipt of the request for review, except that such period may be extended for an additional sixty (60) days if the person or persons reviewing the appeal determine that special circumstances, including, but not limited to, the advisability of a hearing, require such extension. The Appeals Committee may appoint itself, one or more of its number, or any other person or persons whether or not connected with the Company to review an appeal, in accordance with Section 5.4 of the Plan.

     (c) Claimants must follow the claims procedures described in Sections 5.3(a) and 5.3(b) of the Plan before taking action in any other forum regarding a claim for benefits under the Plan. Any suit or legal action initiated by a claimant under the Plan must be brought by the claimant no later than one year following a final decision on the claim for benefits by the Claims Committee (including the decision on any appeal of the claim by the Appeals Committee). This one-year statute of limitations on suits for benefits shall apply in any forum where a claimant initiates such suit or legal action.

     5.4 The Company pursuant to action by the Executive Vice President of Human Resources of the Company (or successor thereto), the Claims Committee and the Appeals Committee shall each have the power to delegate their respective responsibilities under the Plan to one or more of its members or officers, as the case may be, or to employees or to other individuals or organizations, as the case may be, by notifying them as to the duties and responsibilities delegated. Each person to whom responsibilities are so delegated shall serve at the pleasure of the entity or person making the delegation and, if an Employee, without payment of additional compensation for such services. Any such person may resign by delivering a written resignation to the entity or person that made the delegation. Vacancies created by resignation, death or other cause may be filled by the entity or person that made the delegation or the assigned responsibility may be reassumed or redelegated by such entity or person.

                      Section 6 - Amendment and Termination
                      -------------------------------------

     6.1 The Company shall have the right to amend or terminate the Plan in any respect and at any time without notice, and may do so pursuant to a written resolution of the Compensation Committee of the Board.

     6.2 The Executive Vice President of Human Resources of the Company (or successor thereto) or the Company's delegate or delegates appointed by such officer in accordance with Section 5.4 of the Plan may adopt minor amendments to the Plan without approval of the Compensation Committee of the Board that (i) are necessary or advisable for purposes of compliance with applicable laws and regulations, (ii) relate to administrative practices, or (iii) have an insubstantial financial effect on Plan benefits and expenses.

                         Section 7 - General Provisions
                         ------------------------------

     7.1 Eligible Employee's Rights Unsecured and Unfunded. The Plan at all
         -------------------------------------------------
times shall be entirely unfunded. No assets of any Participating Company shall be segregated or earmarked to represent the liability for benefits under the Plan. The right of an Eligible Employee to receive a payment hereunder shall be an unsecured claim against the general assets of the Participating Company that was the employer of such Eligible Employee. All payments under the Plan shall be made from the general assets of the Participating Company that was the most recent employer of the Eligible Employee.

     7.2 No Guarantee of Benefits. Nothing contained in the Plan shall
         ------------------------
constitute a guarantee by a Participating Company or any other person or entity that the assets of the Participating Company will be sufficient to pay any benefit hereunder.

     7.3 No Enlargement of Employee Rights. The existence of this Plan or any
         ---------------------------------
payment of Severance Pay under the Plan shall not be deemed to constitute a contract of employment between the Company or an Affiliated Company and any Eligible Employee, nor shall it constitute a right to remain in the employ of the Company or an Affiliated Company. Employment with the Company or an Affiliated Company is employment-at-will and either party may terminate the Employee's employment at any time, for any reason, with or without cause or notice.

     7.4 Non-Alienation Provision. Except as set forth in Section 4.4 of the
         ------------------------
Plan, and subject to the provisions of applicable law, no interest of any person or entity in, or right to receive a benefit or distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

     7.5 Applicable Law. The Plan shall be construed and administered under the
         --------------
laws of the State of New Jersey, except to the extent that such laws are preempted by ERISA.

     7.6 Excess Payments. If compensation, years of service or any other
         ---------------
relevant fact relating to any person is found to have been misstated, the Plan benefit payable by the Participating Company to an Eligible Employee shall be the Plan benefit that would have been provided on the basis of the correct information. Any excess payments due to such misstatement, or due to any other mistake of fact or law, shall be refunded to the Participating Company or withheld by it from any further amounts otherwise payable under the Plan.

     7.7 Impact on Other Benefits. Amounts paid under the Plan shall not be
         ------------------------
included in an Eligible Employee's compensation for purposes of calculating benefits under any other plan, program or arrangement sponsored by the Company or a Participating Company, unless such plan, program or arrangement expressly provides that amounts paid under the Plan shall be included.

     7.8 Usage of Terms and Headings. Words in the masculine gender shall
         ---------------------------
include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings are included for ease of reference only, and are not to be construed to alter the terms of the Plan.

     7.9 Supersession. The Plan, along with the Prudential Severance Plan,
         ------------
supersedes all statements, practices or policies, if any, with respect to providing severance benefits to any Employee whose employment terminates on or after June 16, 2000.

     7.10 Effective Date. The Plan shall be effective as to Eligible
          --------------
Terminations that occur on or after June 16, 2000, and the Plan as amended and restated shall be effective as to Eligible Terminations that occur on or after December 18, 2000.

     IN WITNESS WHEREOF, The Prudential Insurance Company of America has caused this Plan to be executed and adopted as of the date first above written.

                                    THE PRUDENTIAL INSURANCE COMPANY
                                    OF AMERICA



Dated:  December  , 2000            By ______________________________________
                                       Michele S. Darling
                                       Executive Vice President, Human Resources

  Appendix A - Schedule under Section 4.1 of the Prudential Severance Plan for
  ----------------------------------------------------------------------------
                               Senior Executives
                               -----------------

  --------------------------------------------- ----------------------------
               YEARS OF SERVICE*                      NUMBER OF WEEKS
  --------------------------------------------- ----------------------------
                   1 OR LESS                                 6
  --------------------------------------------- ----------------------------

                       2                                     6
  --------------------------------------------- ----------------------------

                       3                                     9
  --------------------------------------------- ----------------------------

                       4                                    12
  --------------------------------------------- ----------------------------

                       5                                    15
  --------------------------------------------- ----------------------------

                       6                                    18
  --------------------------------------------- ----------------------------

                       7                                    21
  --------------------------------------------- ----------------------------

                       8                                    24
  --------------------------------------------- ----------------------------

                       9                                    27
  --------------------------------------------- ----------------------------

                       10                                   30
  --------------------------------------------- ----------------------------

                       11                                   33
  --------------------------------------------- ----------------------------

                       12                                   36
  --------------------------------------------- ----------------------------

                       13                                   39
  --------------------------------------------- ----------------------------
                       14                                   42
  --------------------------------------------- ----------------------------

                       15                                   45
  --------------------------------------------- ----------------------------

                       16                                   48
  --------------------------------------------- ----------------------------

                       17                                   51
  --------------------------------------------- ----------------------------

                       18                                   54
  --------------------------------------------- ----------------------------

                       19                                   57
  --------------------------------------------- ----------------------------

                       20                                   60
  --------------------------------------------- ----------------------------

                       21                                   63
  --------------------------------------------- ----------------------------

                       22                                   66
  --------------------------------------------- ----------------------------

                       23                                   69
  --------------------------------------------- ----------------------------

                       24                                   72
  --------------------------------------------- ----------------------------

                       25                                   75
  --------------------------------------------- ----------------------------

                   26 OR MORE                               78
  --------------------------------------------- ----------------------------

*Service is based on adjusted service date as defined in Section 402(e) of the Prudential Retirement Plan, and rounded up to the next full year of service.

DRAFT 11/7/00 (5:00 PM)

SevPlanForSrExec2000Restatement11-7-00

                                       14